Exhibit 10.60

BOWIE COUNTY, TEXAS

ASSIGNMENT AND BILL OF SALE AND DEED

STATE OF TEXAS	§
§
COUNTY OF BOWIE	§

THAT, ROCKWALL MARKETING CORPORATION, a Texas Corporation, and PRODUCERS PIPELINE CORPORATION, a Texas Corporation, both of whose addresses are 4550 Post Oak Place, Suite 175, Houston, TX 77027, hereinafter sometimes collectively referred to as “Assignors” for and in consideration of the sum of Ten Dollars ($10.00) cash in hand and other good and valuable considerations, paid by ENERGYTEC, INC., 14785 Preston Road, Suite 550 Dallas, Texas 75254, hereinafter sometimes referred to as “Assignee”, the receipt and sufficiency of which are hereby acknowledged, and the further consideration of the following:

Assignee’s assumption and agreement to pay according to its terms that certain indebtedness from Energytec as Borrower to American Bank of Texas as Lender as described in that certain Modification Agreement dated April 11, 2003 which indebtedness has a current outstanding principal balance of $1,906,846.75 (the “Indebtedness”).

Assignee agrees to pay the unpaid principal and the earned interest on the Indebtedness interest from January 1, 2003. The Indebtedness is secured by the Deeds of Trust and related lien documents described in Exhibit “B” attached hereto (“Deeds of Trust”). As further consideration, Assignee promises to keep and perform all the covenants and obligations of the Grantors named in the Deeds of Trust and to indemnify, defend and hold Grantors and any guarantors of the Indebtedness harmless from any loss, attorney’s fees, expenses or claim attributable to breach or default of any provision of this assumption by Grantee.

and subject to the reservation of the term net profits interest described below, does hereby grant, bargain, sell, assign, deliver, transfer, set over and convey unto Assignee:

(1) all of Assignors’ right, title and interest, in and to the oil, gas and mineral leases and properties described in Exhibit “A” attached hereto and made a part hereof for all purposes, together with, including but not limited to, the following:

All wells, personal property and equipment including surface and downhole equipment situated upon or in the land and leases where the well(s) are located and/or used in connection therewith and all units and unitized leases, together with all rights incident thereto, and

(2) all of Assignor’s right, title and interest, in and to the natural gas processing plants, fee lands, pipeline and gathering systems, and related facilities and appurtenances used in connection therewith described in Exhibit “A” attached hereto and made a part hereof for all purposes, together with, including but not limited to, the following:

All buildings, facilities, easements, rights-of-way, options, servitudes, licenses, permits, contractual rights, grants and appurtenances whether recorded or unrecorded, (including all amendments, corrections and ratifications of any instrument pertaining thereto), all equipment and fixtures related thereto and used in connection therewith.

Assignors reserve and retain however, a net profits interest in production through June 30, 2003 as described in the Purchase and Sale Agreement effective midnight Central Standard Time, December 31, 2002 between Rockwall Marketing Corporation and Producers Pipeline Corporation as Sellers and Energytec, Inc. as Buyer.

TO HAVE AND TO HOLD the rights and interest(s) herein conveyed, together with all and singular the rights, privileges, equipment, and appurtenances thereto or in any wise belonging unto Assignee, its successors and assigns, forever.

This Assignment and Bill of Sale and Deed is subject to the following terms and provisions:

(1) This instrument is made with warranty of title by, through and under Assignors, but not otherwise and Assignors represent all of the said properties, rights and/or interest herein conveyed to be free and clear of all encumbrances, except taxes and except as noted in this Assignment and Bill of Sale and Deed.

(2) Assignee hereby agrees to assume all unpaid tax obligations on the properties, rights and/or interests herein conveyed.

(3) Assignors hereby agree to execute such other instruments necessary and/or which may be required by such governing authority having jurisdiction to effect this conveyance.

(4) Assignee hereby agrees to assume the operations and obligations of Assignors, as owner and operator of the properties herein conveyed in compliance and accordance with all applicable, federal, state and local laws, order, rules, regulations and standards set forth by any governing authority having jurisdiction.

(5) Assignee, hereby agrees to exonerate, indemnify, hold harmless and defend Assignors, their successors, and assigns, against any and all claims, damages and costs arising from any acts or omissions pertaining to any activities of Assignee, its employees, representatives, agents, or contractors and any and all expenses connected therewith including, without limitation, all attorney’s fees. Such liability, exoneration, hold harmless and indemnification shall, without limitation, cover bodily injury, death, damage to property or natural resources and compliance with all legal obligations including, without limitation, any governmental order or directive to test, monitor, remove, contain, treat or neutralize any pollutants or hazardous substances. Said liability, exoneration, hold harmless and indemnification shall also cover the undertaking as well as all of the costs of any response, removal or remedial action arising from any presence, storage, discharge, release, spillage, or escape of any oil or gas fractions, hydrocarbons, chlorides, gas vapors, irritants, contaminants, pollutants, or any other hazardous, toxic or chemical substances even if not considered hydrocarbons.

(6) Assignors hereby agree to deliver and/or turnover to Assignee, all files and records affecting and/or pertinent to the properties herein conveyed in Assignors’ possession or which Assignors may have the right to obtain.

(7) Assignee hereby agrees to accept all personal property and equipment associated with the properties and interests herein conveyed on an as is, where is, condition, without warranty, either express or implied as to condition, fitness for use or purpose, or merchantability of same.

DISCLAIMER OF IMPLIED WARRANTIES

THERE ARE NO WARRANTIES THAT EXTEND BEYOND THE DESCRIPTION ON THE FACE OF THIS DISCLAIMER. ASSIGNOR DISCLAIMS ANY IMPLIED WARRANTY OF MERCHANTABILITY OF THE GOODS OR OF THE FITNESS OF THE GOODS FOR ANY PURPOSE, AND ASSIGNEE AGREES THAT THE GOODS ARE SOLD “AS IS, WHERE IS AND WITH ALL FAULTS.”

This Assignment and Bill of Sale and Deed is subject to:

(1) all documents currently of record in the County and State described on Exhibit “A” attached hereto;

(2) the Purchase and Sale Agreement between Rockwall Marketing Corporation, Producers Pipeline Corporation and Energytec, Inc. effective midnight Central Standard Time December 31, 2002;

(3) certain agreements described as follows:

(a)	Letter agreement between Newco Energy, Inc. (“Newco”), Mescalero Oil & Gas, Inc. (“Mescalero”), Rockwall Marketing Corporation (“Rockwall”) and Producers Pipeline Corporation (“Producers”) dated January 15, 1999;

(b)	Assignment and Bill of Sale from Mescalaro to Rockwall effective November 1, 1998 recorded in Volume 3009, Page 233, Deed Records of Bowie County, Texas, conveying certain oil and gas leases;

(c)	Assignment and Bill of Sale from Mescalaro to Producers effective November 1, 1998 recorded in Volume 3009, Page 226, Deed Records of Bowie County, Texas, conveying a gas processing plant, fee lands, easements and other rights described therein and which requires Newco’s consent to assign;

(d)	The Security Agreement from Producers to Newco effective November 1, 1998 recorded in Volume 3079, Page 346, Deed Records of Bowie County, Texas;

(e)	The Security Agreement from Rockwall to Newco effective November 1, 1998 recorded in Volume 3079, Page 340, Deed Records of Bowie County, Texas; and

(f)	Transportation Agreement effective November 1, 1998 between Producers and Newco mandating a transportation fee for use of certain pipelines.

This instrument shall inure to the benefit of the parties hereto, their successors and assigns.

EXECUTED as of April 21st, 2003, but this Assignment and Bill of Sale and Deed shall be effective January 1, 2003 at 12:01 a.m., the “Effective Time”.

ASSIGNORS:

ROCKWALL MARKETING CORPORATION

BY:	/s/ Roy T. Rimmer
Roy T. Rimmer, Jr., President

PRODUCERS PIPELINE CORPORATION

BY:	/s/ Roy T. Rimmer
Roy T. Rimmer, Jr., President

ASSIGNEE:

ENERGYTEC, INC.

BY:	/s/ Frank W. Cole
Frank W. Cole, President

STATE OF TEXAS

COUNTY OF TARRANT

This instrument was acknowledged before me on the 21st day of April, 2003, by Roy T. Rimmer, President of Rockwall Marketing Corporation, a Texas Corporation, for and on behalf of said corporation.

/s/ Evelyn J Kyle
Notary Public – State of Texas

STATE OF TEXAS

COUNTY OF TARRANT

This instrument was acknowledged before me on the 21st day of April, 2003, by Roy T. Rimmer, President of Producers Pipeline Corporation, a Texas Corporation, for and on behalf of said corporation.

/s/ Evelyn J Kyle
Notary Public – State of Texas

STATE OF TEXAS

COUNTY OF TARRANT

This instrument was acknowledged before me on the 21st day of April, 2003, by Frank W. Cole, President, of Energytec, Inc., a corporation, for and on behalf of said corporation.

/s/ Evelyn J Kyle
Notary Public – State of Texas

EXHIBIT “A”

AN UNDIVIDED 68.75% WORKING INTEREST IN THE FOLLOWING DESCRIBED OIL AND GAS LEASE:

LESSOR:	JAMES J. NAPLES

LESSEE:	BARROW-SHAVER RESOURCES COMPANY

DATE:	January 9, 1992

RECORDED:	Volume 1716, Page 36 of the Real Property Records of Bowie County, Texas.

EXTENSIONS:	January 7, 1993, recorded in Volume 1885, at Page 162 and March 5, 1993, recorded in Volume 1913, at Page 169 of the Real Property Records of Bowie County, Texas.

ASSIGNMENT:	March 18, 1996, from ULTRA PETROLEUM (USA), INC. as Assignor to ROCKWALL MARKETING CORPORATION as Assignee, of record in Volume 2495, Page 236 of the Real Property Records of Bowie County, Texas, assigning 68.75% Working Interest.

LANDS:	200 acres, more or less, out of the MEP & R Railway Survey, A-420; John McClure Headright Survey, A-392, and the Daniel Morris Headright Survey, A-381, Bowie County, Texas, as more fully described in Schedule “I” attached hereto and made a part hereof for all purposes.

J. D. OWEN GAS UNIT NO. 1 AND NO. 2

Situated in the County of Bowie, State of Texas, and being Oil and Gas Properties, Wells and Equipment described in Assignment and Bill of Sale from Rialto Energy, Inc. to Rockwall Marketing Corporation, effective June 1, 1995, recorded in Volume 2394, Page 25, Official Records, Bowie County, Texas, said Oil and Gas Properties being more fully described in Schedule II attached hereto and made a part hereof for all purposes.

Situated in the County of Bowie, State of Texas, and being a part of the J. S. Herring Survey, Abstract No. 263, and being Oil and Gas Properties, Wells and Equipment described in Assignment, Bill of Sale and Conveyance from Stelaron, Inc. to Rockwall Marketing

Corporation, effective September 1, 1996, recorded in Volume 2636, Page 31, Official Records, Bowie County, Texas, said Oil and Gas Properties being more fully described in Schedule II attached hereto and made a part hereof for all purposes.

Situated in the County of Bowie, State of Texas, and being a part of the J. S. Herring Survey, Abstract No. 263, and the E. T. Jackson Survey, Abstract No. 300, and being Oil and Gas Properties, Wells and Equipment described in Assignment and Bill of Sale from Stratco Operating Co., Inc. to Rockwall Marketing Corporation, effective January 1, 1996, recorded in Volume 2495, Page 239, Official Records, Bowie County, Texas, said Oil and Gas Properties being more fully described in Schedule II attached hereto and made a part hereof for all purposes.

Situated in the County of Bowie, State of Texas, and being a part of the J. S. Herring Survey, Abstract No. 263, the E. T. Jackson Survey, Abstract No. 300, and the N. Hale Survey, Abstract No. 273, and being oil, gas and mineral leases, wells and equipment described in Assignment and Bill of Sale from Vintage Petroleum, Inc. to Rockwall Marketing Corporation, effective September 1, 1998, recorded in Volume 2969, Page 129, Official Records, Bowie County, Texas, said Oil and Gas Properties being more fully described in Schedule II attached hereto and made a part hereof for all purposes.

Situated in the County of Bowie, State of Texas, and being 487.829 acres out of the J. S. Herring Survey, Abstract No. 263, and the B. T. Jackson Survey, Abstract No. 300, and being Oil and Gas Properties, Wells and Equipment described in Assignment, Bill of Sale and Conveyance from DNA Petroleum, Inc. to Rockwall Marketing Corporation, effective September 1, 1997, recorded in Volume 2761, Page 66, Official Records, Cass County, Texas, said Oil and Gas Properties being more fully described in Schedule II attached hereto and made a part hereof for all purposes.

LOYD WILSON GAS UNIT NO. 1

Situated in the County of Bowie, State of Texas, and being part of the Daniel Morris Survey, Abstract No. 382 and being Well and Equipment described in Bill of Sale from Vintage Petroleum, Inc. to Rockwall Marketing Corporation recorded in Volume 2705, Page 301, Official Records, Bowie County, Texas.

Situated in the County of Bowie, State of Texas and being 109 acres and 137 acres, all in the Daniel Morris Survey, Abstract No. 382 and being an Oil, Gas and Mineral Lease from Johnson Timber & Land Co. Ltd., et al to Rockwall Marketing Corporation, effective January 1, 1997, recorded in Volume 2636, Page 18, Official Records, Bowie County, Texas.

FEAZELL NO. 1-A

Situated in the County of Bowie, State of Texas, and being 160 acres, more or less, T & P.R.R. Survey, Abstract No. 587, and being Oil and Gas Properties, Wells and Equipment described in Assignment and Bill of Sale from Mescalaro Oil & Gas, Inc. to Rockwall Marketing Corporation effective November 1, 1998, and recorded in Volume 3009, Page 233, Official Records, Bowie County, Texas, said Oil and Gas Properties being more fully described as Oil and Gas Lease from William S. Feazell, et ux to Bishop Petroleum, Inc. dated January 1, 1983, recorded in Volume 18, Page 695, Real Property Records, Bowie County, Texas.

B. E. LEWIS GAS UNIT NO. 1

Situated in the County of Bowie, State of Texas, and being 621.715 acres, more or less, out of the John J. Carson Survey, Abstract No. 112, the Jacob Barkman Survey, Abstract No. 51 and the R. F. Peters Survey, Abstract No. 480 and being Oil and Gas Properties, Wells and Equipment described in Assignment and Bill of Sale from Mescalaro Oil & Gas, Inc. to Rockwall Marketing Corporation, effective November 1, 1998, recorded in Volume 3009, Page 233, Official Records, Bowie County, Texas, said Oil and Gas Properties being more fully described in Schedule III attached hereto and made a part hereof for all purposes.

COUCH UNIT PROSPECT

Situated in the County of Bowie, State of Texas, and being 1090.602 acres, more or less, and being Oil and Gas Properties described in Assignment from Field Information Services, Inc. to Rockwall Marketing Corporation, effective July 1, 1996, recorded in Volume 2636, Page 26, Official Records, Bowie County, Texas, said Oil and Gas Properties being more fully described in Schedule IV attached hereto and made a part hereof for all purposes.

RUTH MARABLE NO. 1 160.0 ACRE UNIT

Situated in the County of Bowie, State of Texas, being 160.0 acres of land, more or less, out of the Daniel Morris Headright Survey, Abstract No. 381, as more fully described in Assignment, Bill of Sale and Conveyance: (i) from Roy T. Rimmer, Jr., to Rockwall Marketing Corporation, effective July 1, 1994, and recorded under Clerk’s File No. 11082 on September 2, 1994 in the Real Property Records of Bowie County, Texas; (ii) from Carden Oil & Gas, Inc. to Rockwall Marketing Corporation effective September 1, 1996 and recorded in Volume 2627, Page 279 of the Real Property Records of Bowie County, Texas; and (iii) from Coronado Company to Rockwall Marketing Corporation effective January 1, 1997 and recorded in Volume 2698, Page 106 of the Real Property Records of Bowie County, Texas, and being more fully described in Schedule V attached hereto and made a part hereof for all purposes.

W. E. SPENCER NO. 1

Situated in the County of Bowie, State of Texas, being 160.0 acres of land, more or less, out of the Daniel Morris Headright Survey, Abstract No. 381, as more fully described in Assignment, Bill of Sale and Conveyance: (i) from Roy T. Rimmer, Jr., to Rockwall Marketing Corporation, effective July 1, 1994, and recorded under Clerk’s File No. 11082 on September 2, 1994 in the Real Property Records of Bowie County, Texas; (ii) from Carden Oil & Gas, Inc. to Rockwall Marketing Corporation effective September 1, 1996 and recorded in Volume 2627, Page 279 of the Real Property Records of Bowie County, Texas; and (iii) from Coronado Company to Rockwall Marketing Corporation effective January 1, 1997 and recorded in Volume 2698, Page 106 of the Real Property Records of Bowie County, Texas, and being more fully described in Schedule VI attached hereto and made a part hereof for all purposes.

IVA L. SMITH NO. 1

Situated in the County of Bowie, State of Texas, being 160.0 acres of land, more or less, out of the Daniel Morris Headright Survey, Abstract No. 381, as more fully described in Assignment, Bill of Sale and Conveyance: (i) from Roy T. Rimmer, Jr., to Rockwall Marketing Corporation, effective July 1, 1994, and recorded under Clerk’s File No. 11082 on September 2, 1994 in the Real Property Records of Bowie County, Texas; (ii) from Carden Oil & Gas, Inc. to Rockwall Marketing Corporation effective September 1, 1996 and recorded in Volume 2627, Page 279 of the Real Property Records of Bowie County, Texas; and (iii) from Coronado Company to Rockwall Marketing Corporation effective January 1, 1997 and recorded in Volume 2698, Page 106 of the Real Property Records of Bowie County, Texas, and being more fully described in Schedule VII attached hereto and made a part hereof for all purposes.

SCHEDULES TO EXHIBIT A OMITTED